SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):


July 15, 1996                                          July 30, 1996



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

             (Exact name of Registrant as specified in its charter)



California                   33-23781                     95-1060502
- ----------                   --------                     ----------
(State                       (Commission File             (IRS Employer
or other                     Number)                      Identification
jurisdiction of                                           No.)
incorporation)


1150 South Olive Street
Los Angeles, California                                (90015)
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (213) 742-4000
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Item 5.           Other Events


On July 15, 1996, the Registrant, as servicer of the trust fund (the
"Trust Fund")   created  under  the  Pooling  and  Servicing   Agreement   (the
"Agreement") dated as of May 22, 1989 between Registrant and Security Pacific National Trust Company (New York), as trustee, made a monthly distribution of principal and interest from the Trust Fund to the holders of Registrant's Senior Commercial Mortgage Pass-Through Certificates, Series 1989-1.

Registrant hereby files the attached Distribution Date Statement, dated July 15, 1996, prepared by Registrant and sent to the Trustee as required by Section 4.01(i) of the Agreement.


Item 7.           Financial Statements and Exhibits

         The following exhibit is filed as part of this report:

         Number            Exhibit

         1. Distribution Date Statement (for the july 15, 1996 distribution to Senior Certificateholders)
                             dated June 30, 1996.
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                                                 S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                              By Alan T. Cummingham
                               Alan T. Cunningham
                               Vice President and
                             Deputy General Counsel


July 24, 1996
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